     As filed with the Securities and Exchange Commission on March 21, 2007
                          Registration No. 333-_______

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                           COVER-ALL TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE
(State or other jurisdiction of                          13-2698053
 incorporation or organization)             (I.R.S. Employer Identification No.)

              55 LANE ROAD
         FAIRFIELD, NEW JERSEY
             (973) 461-5200                                  07004
(Address of principal executive offices)                  (Zip Code)

   COVER-ALL TECHNOLOGIES INC. AMENDED AND RESTATED 2005 STOCK INCENTIVE PLAN
                            (Full title of the Plan)

      (Name, address and telephone
      number of agent for service)                           (Copy to:)

            JOHN W. ROBLIN
PRESIDENT AND CHIEF EXECUTIVE OFFICER                   DAVID E. WEISS, ESQ.
     COVER-ALL TECHNOLOGIES INC.                          DLA PIPER US LLP
             55 LANE ROAD                            1251 AVENUE OF THE AMERICAS
     FAIRFIELD, NEW JERSEY 07004                      NEW YORK, NEW YORK 10020
            (973) 461-5200                                 (212) 335-4500


                                        CALCULATION OF REGISTRATION FEE

                                                      PROPOSED             PROPOSED
                                    AMOUNT            MAXIMUM               MAXIMUM
 TITLE OF SECURITIES                 TO BE            OFFERING             AGGREGATE              AMOUNT OF
   TO BE REGISTERED              REGISTERED (1)    PRICE PER UNIT (2)   OFFERING PRICE (2)    REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value        5,000,000           $1.16              $5,800,000                $178
--------------------------------------------------------------------------------------------------------------

(1) In addition, pursuant to Rule 416 under the Securities Act of 1933, as amended, this Registration Statement also covers an indeterminate number of shares of Common Stock that may be offered or issued by reason of stock splits, stock dividends or similar transactions.

(2) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(c) and (h). The proposed maximum offering price per share, proposed maximum aggregate offering price and the amount of the registration fee are based on the average of the bid and asked prices of Cover-All Technologies Inc. Common Stock reported on the OTC Bulletin Board on March 20, 2007 (i.e., $1.16).

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

        Not required to be included in this Form S-8 Registration Statement pursuant to the introductory Note to Part I of Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

        The following documents which have been filed by the Registrant with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

        (a) The Registrant's Annual Report on Form 10-K for the year ended December 31, 2005;

        (b) All other reports filed pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), since the end of the fiscal year covered by the document referred to in (a) above; and

        (c) Description of Common Stock of the Registrant contained or incorporated in the registration statements filed by the Registrant under the Exchange Act, including any amendments or reports filed for the purpose of updating such description.

        All documents subsequently filed by the Registrant with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part of this Registration Statement from the date of filing of such documents.

ITEM 4. DESCRIPTION OF SECURITIES.

        Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

        None.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

        The Registrant is a Delaware corporation. The Registrant's Certificate of Incorporation, as amended, and By-Laws, as amended, provide, in part, that the Registrant shall indemnify its directors, officers, employees and agents to the fullest extent permitted by the Delaware General Corporation Law ("DGCL").

        The DGCL permits Delaware corporations to indemnify their directors and officers against all reasonable expenses incurred in the defense of any lawsuit to which they are made parties by reason of being directors or officers, in cases of successful defense, and against such expenses in other cases, subject to specified conditions and exclusions. Such indemnification is not exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or otherwise.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

        Not applicable.

ITEM 8. EXHIBITS.

EXHIBIT
 NUMBER   DESCRIPTION
-------   -----------
  4.1 Certificate of Incorporation of the Registrant filed on April 22, 1985 [incorporated by reference to Exhibit 3(a) to the Registrant's Annual Report on Form 10-K (Commission File No. 0-13124) filed on January 29, 1986]

  4.2 Certificate of Amendment of Certificate of Incorporation of the Registrant filed on May 6, 1987 [incorporated by reference to Exhibit
          3.2 to the Registrant's Registration Statement on Form S-1 (Commission File No. 33-17533) filed on September 29, 1987]

  4.3 Certificate of Amendment of Certificate of Incorporation of the Registrant filed on March 26, 1990 [incorporated by reference to
          Exhibit 3(d) to the Registrant's Quarterly Report on Form 10-Q (Commission File No. 0-13124) filed on June 14, 1990]

  4.4 Certificate of Amendment of Certificate of Incorporation of the Registrant filed on March 18, 1992 [incorporated by reference to
          Exhibit 1 to the Registrant's Current Report on Form 8-K (Commission File No. 0-13124) filed on March 30, 1992]

  4.5 Certificate of Amendment of Certificate of Incorporation of the Registrant [incorporated by reference to Exhibit 3(e) to the Registrant's Amendment No. 1 to Registration Statement on Form S-3 (Commission File No. 0-13124) filed on July 10, 1996]

  4.6 Certificate of Amendment of Certificate of Incorporation of the Registrant filed on July 12, 2000 [incorporated by reference to
          Exhibit 3(g) to the Registrant's Quarterly Report on Form 10-Q (Commission File No. 0-13124) filed on August 11, 2000]

  4.7     Bylaws of the Registrant, as amended [incorporated by reference to
          Exhibit 3(g) to the Registrant's Amendment No. 1 to Registration Statement on Form S-3 (Commission file No. 0-13124) filed on July 10, 1996]

  4.8 Cover-All Technologies Inc. Amended and Restated 2005 Stock Incentive Plan [incorporated by reference to Exhibit 10(c)(13) to the Registrant's Form 10-Q (Commission File No. 0-13124) filed on May 15, 2006]

  4.9 Form of Non-Qualified Stock Option Agreement [incorporated by reference to Exhibit 10(c)(14) to the Registrant's Form 10-Q (Commission File No. 0-13124) filed on May 15, 2006]

  4.10    Form of Incentive Stock Option Agreement [incorporated by reference to
          Exhibit 10(c)(15) to the Registrant's Form 10-Q (Commission File No. 0-13124) filed on May 15, 2006]

  4.11    Form of Restricted Stock Grant Agreement [incorporated by reference to
          Exhibit 10(c)(16) to the Registrant's Form 10-Q (Commission File No. 0-13124) filed on May 15, 2006]

  4.12 Form of Non-Qualified Stock Option Agreement (for Consultants) [incorporated by reference to Exhibit 10(c)(17) to the Registrant's Form 10-Q (Commission File No. 0-13124) filed on May 15, 2006]

  5.1 Opinion of DLA Piper US LLP, counsel for the Registrant, regarding the legal validity of the shares of Common Stock being registered on this Registration Statement (filed herewith)

  23.1    Consent of Counsel (contained in Exhibit 5.1)

  23.2 Consent of Independent Registered Public Accounting Firm (filed herewith)

  24.1    Power of Attorney (filed herewith)

ITEM 9. UNDERTAKINGS.

        The undersigned Registrant hereby undertakes:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                        (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");

                        (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

                        (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

                Paragraphs (l)(i) and (l)(ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

        (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration

Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fairfield, State of New Jersey, on the 21st day of March, 2007.

                                       COVER-ALL TECHNOLOGIES INC.


                                       By: /s/ John W. Roblin
                                           -------------------------------------
                                           John W. Roblin
                                           Chairman of the Board of Directors,
                                           President and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

         Signature                          Title                      Date
         ---------                          -----                      ----


/s/ John W. Roblin                Chairman of the Board of        March 21, 2007
--------------------------     Directors, President and Chief
John W. Roblin                  Executive Officer (Principal
                                    Executive Officer)


/s/ Ann F. Massey                  Chief Financial Officer,       March 21, 2007
--------------------------        Controller and Secretary
Ann F. Massey                     (Principal Financial and
                                     Accounting Officer)

        A majority of the Board of Directors (John W. Roblin, G. Russell Cleveland, Earl Gallegos, Mark D. Johnston).


Date: March 21, 2007                    By: /s/ John W. Roblin
                                            ------------------------------------
                                            John W. Roblin
                                            For himself and as Attorney-In-Fact

                                  EXHIBIT INDEX

EXHIBIT
 NUMBER   DESCRIPTION
-------   -----------
  4.1 Certificate of Incorporation of the Registrant filed on April 22, 1985 [incorporated by reference to Exhibit 3(a) to the Registrant's Annual Report on Form 10-K (Commission File No. 0-13124) filed on January 29, 1986]

  4.2 Certificate of Amendment of Certificate of Incorporation of the Registrant filed on May 6, 1987 [incorporated by reference to Exhibit
          3.2 to the Registrant's Registration Statement on Form S-1 (Commission File No. 33-17533) filed on September 29, 1987]

  4.3 Certificate of Amendment of Certificate of Incorporation of the Registrant filed on March 26, 1990 [incorporated by reference to
          Exhibit 3(d) to the Registrant's Quarterly Report on Form 10-Q (Commission File No. 0-13124) filed on June 14, 1990]

  4.4 Certificate of Amendment of Certificate of Incorporation of the Registrant filed on March 18, 1992 [incorporated by reference to
          Exhibit 1 to the Registrant's Current Report on Form 8-K (Commission File No. 0-13124) filed on March 30, 1992]

  4.5 Certificate of Amendment of Certificate of Incorporation of the Registrant [incorporated by reference to Exhibit 3(e) to the Registrant's Amendment No. 1 to Registration Statement on Form S-3 (Commission File No. 0-13124) filed on July 10, 1996]

  4.6 Certificate of Amendment of Certificate of Incorporation of the Registrant filed on July 12, 2000 [incorporated by reference to
          Exhibit 3(g) to the Registrant's Quarterly Report on Form 10-Q (Commission File No. 0-13124) filed on August 11, 2000]

  4.7     Bylaws of the Registrant, as amended [incorporated by reference to
          Exhibit 3(g) to the Registrant's Amendment No. 1 to Registration Statement on Form S-3 (Commission file No. 0-13124) filed on July 10, 1996]

  4.8 Cover-All Technologies Inc. Amended and Restated 2005 Stock Incentive Plan [incorporated by reference to Exhibit 10(c)(13) to the Registrant's Form 10-Q (Commission File No. 0-13124) filed on May 15, 2006]

  4.9 Form of Non-Qualified Stock Option Agreement [incorporated by reference to Exhibit 10(c)(14) to the Registrant's Form 10-Q (Commission File No. 0-13124) filed on May 15, 2006]

  4.10    Form of Incentive Stock Option Agreement [incorporated by reference to
          Exhibit 10(c)(15) to the Registrant's Form 10-Q (Commission File No. 0-13124) filed on May 15, 2006]

  4.11    Form of Restricted Stock Grant Agreement [incorporated by reference to
          Exhibit 10(c)(16) to the Registrant's Form 10-Q (Commission File No. 0-13124) filed on May 15, 2006]

  4.12 Form of Non-Qualified Stock Option Agreement (for Consultants) [incorporated by reference to Exhibit 10(c)(17) to the Registrant's Form 10-Q (Commission File No. 0-13124) filed on May 15, 2006]

  5.1 Opinion of DLA Piper US LLP, counsel for the Registrant, regarding the legal validity of the shares of Common Stock being registered on this Registration Statement (filed herewith)

  23.1    Consent of Counsel (contained in Exhibit 5.1)

  23.2 Consent of Independent Registered Public Accounting Firm (filed herewith)

  24.1    Power of Attorney (filed herewith)


                                       -2-